SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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AXT, Inc.

(Name of Registrant as Specified In Its Charter)

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AXT, INC.

4281 Technology Drive
Fremont, California 94538

May 20, 2003

To our stockholders:

      You are cordially invited to attend the annual meeting of stockholders of AXT, Inc. on June 24, 2003 at 10:00 a.m. Pacific Daylight Time, at 4281 Technology Drive, Fremont, California 94538.

      The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. Also enclosed is a copy of the 2002 AXT, Inc. Annual Report, which includes audited financial statements and certain other information.

      It is important that you use this opportunity to take part in the affairs of AXT, Inc. by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. Returning the proxy card does not deprive you of your right to attend the meeting and vote your shares in person.

      We look forward to seeing you at the meeting.

Sincerely,

MORRIS S. YOUNG
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
PROPOSAL NUMBER ONE ELECTION OF DIRECTORS
PROPOSAL NUMBER TWO RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PRINCIPAL ACCOUNTING FIRM FEES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND EQUITY COMPENSATION PLAN INFORMATION
EXECUTIVE COMPENSATION AND OTHER MATTERS
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATE OPTION EXERCISES FOR FISCAL 2002 AND FISCAL 2002 YEAR-END VALUES
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPARISON OF STOCKHOLDER RETURN
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS

AXT, INC.

4281 Technology Drive
Fremont, California 94538

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 24, 2003

Dear Stockholder:

      You are invited to attend the annual meeting of stockholders of AXT, Inc., which will be held on June 24, 2003 at 10:00 a.m., Pacific Daylight Time, at our principal offices located at 4281 Technology Drive, Fremont, California 94538, for the following purposes:

1. To elect two Class II directors to hold office for a three-year term and until their respective successors are elected and qualified.

2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2003.

3. To transact such other business as may properly come before the meeting.

      Stockholders of record at the close of business on April 24, 2003, are entitled to notice of, and to vote at, this meeting and any adjournments or postponements thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 4281 Technology Drive, Fremont, California 94538.

By order of the board of directors,

DONALD L. TATZIN
Secretary

May 20, 2003

Fremont, California

STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. PROXIES ARE REVOCABLE, AND ANY STOCKHOLDER MAY WITHDRAW HIS OR HER PROXY PRIOR TO THE TIME IT IS VOTED, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

AXT, INC.

4281 Technology Drive
Fremont, California 94538

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

       The accompanying proxy is solicited by the board of directors of AXT, Inc., a Delaware corporation (“AXT” or the “Company”), for use at the annual meeting of stockholders to be held June 24, 2003, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy card are being mailed to our stockholders on or about May 20, 2003.

GENERAL INFORMATION

      Annual Report. Our annual report for the year ended December 31, 2002, is enclosed with this proxy statement.

      Voting Securities. Only common stockholders of record as of the close of business on April 24, 2003, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 22,693,984 shares of our common stock, par value $.001 per share, issued and outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Common stockholders may vote in person or by proxy. Each stockholder of record as of that date is entitled to one vote for each share of common stock held by him or her on the proposals presented in this proxy statement. Our bylaws provide that a majority of all of the shares of our capital stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum. Our Series A Preferred Stock is not entitled to vote on any matter to be voted on by the stockholders, except as otherwise required by law, and is not entitled to vote at this meeting.

      Solicitation of Proxies. We will bear the cost of soliciting proxies. We will solicit stockholders by mail, through our regular employees, and will also request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have our stock registered in the names of such persons, and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation. In addition, we have retained Regan & Associates, Inc., a proxy solicitation firm, for assistance in connection with the annual meeting at a cost of approximately $3,500.

      Voting of Proxies. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivering to the Secretary of the Company at our principal offices located at 4281 Technology Drive, Fremont, California 94538, a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

      We have a classified board of directors, which currently consists of a total of five directors, two of whom are Class I directors, two of whom are Class II directors, and one who is a Class III director. Class II, Class III and Class I directors serve until the annual meeting of stockholders to be held in 2003, 2004 and 2005, respectively. All directors serve until their respective successors are duly elected and qualified. Directors in a class are elected for a term of three years to succeed the directors in that class whose terms expire at such annual meeting.

      The terms of each Class II director will expire on the date of the upcoming meeting. Accordingly, two persons are to be elected to serve as Class II directors. Management’s nominees for election by the stockholders to Class II of our board of directors are Jesse Chen and Donald L. Tatzin, the current Class II members of the board of directors. If elected, the nominees will serve as directors until our annual meeting of stockholders in 2006, and until their successors are elected and qualified. If either nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election, the proxies may be voted for substitute nominees as the board of directors may designate, although management knows of no reason why this would occur.

      Mr. B.J. Moore resigned from the Board of Directors effective February 4, 2003. The Board of Directors, on the recommendation of the Nominating and Corporate Governance Committee, elected Mr. Leonard J. LeBlanc as a class III director effective April 21, 2003 to fill the vacancy created by Mr. Moore’s resignation.

Vote Required and Board of Directors’ Recommendation

      If a quorum is present and voting at the annual meeting of stockholders, the two nominees for Class II director receiving the highest number of votes cast will be elected as Class II directors. Abstentions and broker non-votes will have no effect on the outcome of the vote. Shares of Series A Preferred Stock are not entitled to vote on this matter.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED ABOVE.

      The table below sets forth the names and certain information about our current directors, including the Class II nominees to be elected at this meeting, as well as non-director executive officers.

Name	Principal occupation with AXT	Age	Director since

Class I directors whose term expires at the 2005 annual meeting of stockholders:
Morris S. Young	Chairman of the Board of Directors, President and Chief Executive Officer	58	1989
David C. Chang	Director	61	2000
Class II directors nominated for election at the 2003 annual meeting of stockholders:
Jesse Chen	Director	44	1998
Donald L. Tatzin	Chief Financial Officer and Director	51	1998
Class III director whose term expires at the 2004 annual meeting of stockholders:
Leonard J. LeBlanc	Director, effective April 21, 2003	62	2003

Non-director executive officers:
Davis Zhang	President, Substrate Division	45
Gordon Liu	President, Opto-electronics Division	38

      Morris S. Young, Ph.D. co-founded AXT in 1986 and has served as our chairman of the board of directors since February 1998 and as our president, chief executive officer and a director since 1989. From 1985 to 1989, Dr. Young was a physicist at Lawrence Livermore National Laboratory. Dr. Young has a B.S. degree in metallurgical engineering from Chengkung University, Taiwan, a M.S. degree in Metallurgy from Syracuse University, and a Ph.D. in metallurgy from Polytechnic University.

      David C. Chang, Ph.D. has served as one of our directors since December 14, 2000. Dr. Chang has served as president of Polytechnic University in New York since 1994. Previously, Dr. Chang was dean of the College of Engineering and Applied Sciences at Arizona State University. Dr. Chang served as director of the NSF/ Industry Corporate Research Center for Microwave and Millimeter-Wave Computer Aided Design from 1981 to 1989. Dr. Chang has a M.S. degree and a Ph.D. in applied physics from Harvard University and a B.S. degree in electrical engineering from National Cheung-Kung University in Taiwan.

      Jesse Chen has served as one of our directors since February 1998. Since May 1997, Mr. Chen has served as a managing director of Matron Venture, an investment company. From 1990 to 1996, Mr. Chen co-founded BusLogic, Inc., a computer peripherals company, and served as its chief executive officer. Mr. Chen serves on the board of directors of several private companies. Mr. Chen has a B.S. degree in aeronautical engineering from Chenkung University, Taiwan and a M.S. degree in electrical engineering from Loyola Marymount University.

      Donald L. Tatzin has served as one of our directors since February 1998 and as our chief financial officer since August 2000. From April 2000 to August 2000, Mr. Tatzin served as our interim chief financial officer. From 1993 to 1998, Mr. Tatzin served as executive vice president of Showboat, a gaming company. In addition, from April 1995 to October 1996, Mr. Tatzin served as a director for Sydney Harbour Casino, an Australian gaming company and from April 1996 to October 1996, as its chief executive officer. From 1976 to 1993, Mr. Tatzin was a director and consultant with Arthur D. Little. Mr. Tatzin has a B.S. degree in economics and B.S. and M.S. degrees in city planning from the Massachusetts Institute of Technology and a M.S. degree in economics from Australian National University.

      Leonard J. LeBlanc began serving as one of our directors on April 21, 2003, filling the board position recently vacated by B.J. Moore. Mr. LeBlanc was the executive vice president and chief financial officer of Vantive Corporation, a customer relationship management software and solution company, from August 1998 to January 2000. From March 1996 to July 1997, Mr. LeBlanc was the executive vice president of finance and administration and chief financial officer at Infoseek Corporation, an internet search and navigation company. From September 1993 to December 1994, Mr. LeBlanc served as senior vice president, finance and administration of GTECH Corporation, a manufacturer of lottery equipment and systems. From May 1987 to December 1992, Mr. LeBlanc served as executive vice president, finance and administration and chief financial officer of Cadence Design Systems, Inc., an electronic design automation software company. Mr. LeBlanc received his B.S. and M.S. from the College of Holy Cross, and his masters degree in finance from George Washington University.

      Davis Zhang co-founded AXT in 1986 and served as senior vice president, production from January 1994 until August 1999, and as president of the substrate division since August 1999. From 1987 to 1993, Mr. Zhang served as our senior production manager. Mr. Zhang holds a bachelor of science degree in mechanical engineering from Northern Communication University, Beijing, China.

      Xiao Gordon Liu, Ph.D. joined us in June 1995 as senior engineer and was promoted to vice president, engineering and development in November 1998 and to senior vice president, marketing and sales, and engineering and development in August 2000. In September 2002, Dr. Liu became president of our opto-electronics division. Prior to joining us, Dr. Liu was a postdoctoral fellow and associate specialist at University of California at Berkeley and a research associate at the University of Lund, Sweden. Dr. Liu holds a Ph.D. in physics from the University of Lund, Sweden and has published more than 30 scientific papers.

Board of Directors’ Committees and Meetings

      During the fiscal year ended December 31, 2002, the board of directors held nine (9) meetings, the audit committee of the board held five (5) meetings, and the compensation committee of the board held two (2) meetings. In February 2003, the board of directors formed a Nominating and Governance Committee. No director attended fewer than 75% of the total number of meetings of the board and all of the committees of the board on which such director served that were held during that period.

      The members of the Audit Committee during 2002 were David C. Chang, Jesse Chen and B.J. Moore. The Audit Committee’s functions include:

•	reviewing and reporting to the board on financial reports and financial information to be disclosed by the Company;

•	reviewing and reporting to the board on the Company’s compliance with legal and regulatory requirements;

•	reviewing the qualifications, independence and performance, and approving the terms of engagement, of the Company’s independent auditors; and

•	reviewing the performance of the Company’s internal audit function.

      All members of the Audit Committee are “independent” in accordance with the National Association of Securities Dealers, Inc. (“NASD”) Rules 4310(c)(26)(B)(i) and 4200(a)(15) that are currently applicable to us. The information contained in this paragraph shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that we specifically incorporate it by reference in such filing.

      For additional information concerning the Audit Committee, see “Report of the Audit Committee” and “Principal Accounting Firm Fees.”

Compensation Committee

      The members of our Compensation Committee during 2002 were David C. Chang, Jesse Chen, and B. J. Moore. The Compensation Committee sets the salary and bonus earned by the chief executive officer, and reviews and determines the salary and bonus criteria of and stock option grants to all executive officers of the Company. For additional information concerning the compensation committee, see “Report of the Compensation Committee of the Board of Directors on Executive Compensation.”

Nominating and Corporate Governance Committee

      The Board has recently established a Nominating and Corporate Governance Committee, whose members are Jesse Chen and David Chang. The primary responsibilities of the Nomination and Corporate Governance Committee are to identify and recommend to the board individuals qualified to become Board members; develop criteria for selecting qualified director candidates; consider the qualifications for committee membership and recommend the appointment and removal of committee members; recommend applicable corporate governance principles, codes of conduct and related compliance mechanisms; and provide oversight in the evaluation of the Board and each committee.

Compensation Committee Interlocks and Insider Participation

      During fiscal 2002, none of our executive officers and no member of our compensation committee served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee. For additional information concerning the compensation committee, see “Report of the Compensation Committee of the Board of Directors on Executive Compensation.”

PROPOSAL NUMBER TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The board of directors has selected PricewaterhouseCoopers LLP as independent auditors to audit our financial statements for the fiscal year ending December 31, 2003. PricewaterhouseCoopers LLP has acted in such capacity since its appointment during the fiscal year ended December 31, 1997. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting of stockholders with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Vote Required and Board of Directors’ Recommendation

      The affirmative vote of a majority of the votes cast at the annual meeting of stockholders, at which a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy, is required for approval of this proposal. Shares of Series A preferred stock shall not be entitled to vote on this matter. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not have any effect on the outcome of the proposal.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

PRINCIPAL ACCOUNTING FIRM FEES

      The following table sets forth the aggregate fees billed to us (or the Company) for the last two fiscal years ended December 31, 2001 and December 31, 2002, by our principal auditing firm, PricewaterhouseCoopers LLP:

	2002	2001

Audit Fees	$302,000	$264,830
Audit-Related Fees	$22,328	$0

Review Of Auditor Independence

      The Audit Committee has considered with the auditor the non-compatibility of non-audit services and determined that the provision of such services rendered by PricewaterhouseCoopers LLP is compatible with maintaining PricewaterhouseCooper’s independence as our independent auditor.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth certain information, as of April 24, 2003, with respect to the beneficial ownership of the Company’s common stock by:

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors and director nominees;

•	each of our executive officers named in the Summary Compensation Table below; and

•	all executive officers and directors of AXT as a group.

      Except as otherwise indicated, the address of each beneficial owner is c/o AXT, Inc., 4281 Technology Drive, Fremont, California 94538.

      Except as indicated in the footnotes to the table, we believe that the persons named in the table have sole voting and dispositive power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable. For each named person, this percentage includes common stock of which such person has the right to acquire beneficial ownership either currently or within 60 days of April 24, 2003, including upon exercise of stock options; however, such common stock shall not be deemed outstanding for the purpose of completing the percentage owned by any other person. Percentages of beneficial ownership is based upon 22,693,984 shares of common stock outstanding on April 24, 2003.

	Shares Owned

	Number of	Percentage
	Shares	of Shares
	Beneficially	Beneficially
Name and Address of Beneficial Owners	Owned	Owned

State of Wisconsin Investment Board	3,078,000	13.56%
P.O. Box 7842
Madison, WI 53707(1)
Morris S. Young(2)	2,012,437	8.24%
Solomon Smith Barney Holdings(3)	1,185,222	5.22%
388 Greenwich Street
New York, NY 10013
Davis Zhang(4)	316,160	*
Donald L. Tatzin(5)	115,375	*
Gordon Liu(6)	58,958
Jesse Chen(7)	41,917	*
David Chang(8)	17,750	*
All directors and executive officers as a group (6 persons)	2,562,597	8.65%

*	Less than 1%

(1)	Information based on Schedule 13G filed by the stockholder with the Securities and Exchange Commission on February 14, 2003, State of Wisconsin Investment Board beneficially owns 3,078,000 shares of common stock.

(2)	Includes 711,071 shares held by the Morris & Vicke Young Trust, 1,041,700 shares held by the Morris Young Family Ltd. Partnership, 96,208 directly held by Morris Young and 143,458 shares subject to options exercisable within 60 days of April 24, 2003. Also includes 20,000 shares held jointly by George Liu, Morris Young’s father-in-law, and Vicke Young, Morris Young’s spouse, of which Morris Young disclaims beneficial ownership.

(3)	Information based on Schedule 13G filed by the stockholder with the Securities and Exchange Commission on February 13, 2003, Salomon Smith Barney Holdings Inc. beneficially owns 1,185,222 shares of common stock.

(4)	Includes 46,160 shares directly held by Davis Zhang, 29,000 shares held by Xian-Ming Zhang, Mr. Zhang’s spouse, 16,000 shares held by Mr. Zhang’s minor children and 225,000 shares subject to options exercisable within 60 days of April 24, 2003.

(5)	Includes 112,083 shares subject to options exercisable within 60 days of April 24, 2003.

(6)	Includes 58,958 shares subject to options exercisable within 60 days of April 24, 2003.

(7)	Includes 41,917 shares subject to options exercisable within 60 days of April 24, 2003.

(8)	Includes 17,750 shares subject to options exercisable within 60 days of April 24, 2003.

(9)	Includes 599,166 shares subject to options exercisable within 60 days of April 24, 2003.

EQUITY COMPENSATION PLAN INFORMATION

      We currently maintain three compensation plans that provide for the issuance of Common Stock to officers and other employees, directors, and consultants. These consist of the 1993 Stock Option Plan, the 1997 Employee Stock Option Plan and the 1998 Employee Stock Purchase Plan, all of which have been approved by stockholders. The 1993 Stock Option Plan expired in 1998, and no options have been granted under the 1993 plan since 1998. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2002:

			Number of shares
			remaining available for
	Number of shares to be	Weighted-average	future issuance under
	issued upon exercise of	exercise price of	equity compensation
	outstanding options,	outstanding options,	plans (excluding shares
	warrants, and rights	warrants, and rights	reflected in column(a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by stockholders
1993 Stock Option Plan	52,500	$7.00	None
1997 Stock Option Plan	3,484,084	$17.49	1,483,135
1998 Employee Stock Purchase Plan	N/A	N/A	621,000
Equity compensation plans not approved by stockholders	N/A	N/A	N/A

EXECUTIVE COMPENSATION AND OTHER MATTERS

      The following table sets forth information for the last three fiscal years concerning the total compensation of our chief executive officer and our most highly compensated executive officers (the “Named Executive Officers”) whose total annual salary and bonus exceeded $100,000 per year for services rendered in all capacities during the last fiscal year:

Summary Compensation Table

				Long term
				compensation
	Annual Compensation			awards

				Securities
				Underlying	All Other
Name and principal position	Year	Salary	Bonus(1)	Options	Compensation(2)

Morris S. Young	2002	$162,910	None	126,000	$17,314
President and Chief Executive Officer	2001	195,385	14,000	120,000	10,781
	2000	200,000	13,000	40,000	6,749
Davis Zhang	2002	$155,992	None	108,000	$12,085
President, Substrate Division	2001	190,500	20,000	160,000	13,228
	2000	195,000	12,000	40,000	7,197
Donald L. Tatzin(3)	2002	$118,051	None	72,000	$16,829
Senior Vice President, Chief	2001	150,365	7,000	80,000	7,197
Financial Officer	2000	88,129	1,800	90,000	6,200
Gordon Liu	2002	$124,722	None	90,000	$17,171
President, Opto-electronics Division	2001	150,365	7,000	80,000	7,197
	2000	88,129	1,800	90,000	6,200

(1)	Bonuses are based on performance of the Company as well as each executives individual contribution. See “Report of the Compensation Committee on Executive Compensation.”

(2)	Represents premiums paid by us for life insurance coverage and 401(k) matching contributions.

(3)	The salary amount shown for Donald L. Tatzin for 2000 reflects amounts earned from April 1, 2000, his initial date of employment with us as an executive officer, to December 31, 2000, and is based on his 2000 annual salary of $143,500.

OPTION GRANTS IN LAST FISCAL YEAR

      The following table provides the specified information concerning grants of options to purchase our common stock made during the fiscal year ended December 31, 2001 to the persons named in the Summary Compensation Table. All of these options were granted under our 1997 Stock Option Plan and have a term of ten years. All options are subject to early termination in the event the optionee’s services to the Company cease:

	Individual Grants

		% of Total			Potential Realizable Value
	Number of	Options			at Assumed Annual Rates of
	Shares	Granted to			Stock Price Appreciation for
	Underlying	Employees	Exercise		Option Term(1)
	Options	in Fiscal	Price Per	Expiration
Name	Granted(2)(3)	Year(4)	Share(5)	Date	5%	10%

Morris S. Young	126,000	12.67%	$2.19	11/22/12	$173,537	$439,777
Davis Zhang	108,000	10.86%	$2.19	11/22/12	$148,746	$376,952
Donald L. Tatzin	72,000	7.24%	$2.19	11/22/12	$99,164	$251,301
Gordon Liu	90,000	9.05%	$2.19	11/22/12	$123,955	$314,127

(1)	Potential realizable values are net of exercise price, but before taxes associated with exercise, and are based upon the assumption that our common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten-year option term. These amounts represent hypothetical gains that could be achieved for the respective options if exercised at the exercise price and sold at the end of the option term, at the appreciated price. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holders’ continued employment through the vesting period. This table does not take into account any appreciation in the price of the common stock from the date of grant to the current date.

(2)	Shares subject to options generally vest and become exercisable in installments, subject to the optionee’s continued employment or service. We have a repurchase right on unvested shares. Under the terms of our 1997 Stock Option Plan, the administrator retains discretion, subject to limits, to modify the terms of outstanding options and to reprice outstanding options.

(3)	Options vest over 48 months beginning November 22, 2002.

(4)	Based on total options to purchase 994,450 shares of our common stock granted to all employees and consultants during the fiscal year ended December 31, 2002.

(5)	All options were granted at an exercise price equal to the fair market value of our common stock on the date of grant, as determined by reference to the closing sales price as reported on the Nasdaq National Market on the date of grant.

AGGREGATE OPTION EXERCISES FOR FISCAL 2002 AND FISCAL 2002 YEAR-END VALUES

      The following table provides specified information concerning exercises of options to purchase our common stock during fiscal 2002, and unexercised options held at December 31, 2002, by the persons named in the Summary Compensation Table:

			Number of Securities		Value of Unexercised
			Underlying Unexercised		in-the-Money Options
	Shares		Options at 12/31/02(1)		at 12/31/02(2)(3)
	Acquired on	Value
Name	Exercise(4)	Realized(5)	Vested	Unvested	Vested	Unvested

Morris S. Young	—	—	102,958	273,042	$0.00	$0.00

Davis Zhang	—	—	182,167	281,833	$0.00	$0.00

Donald L. Tatzin	7,500	$2,025	86,167	160,833	$0.00	$0.00
Gordon Liu	—	—	35,358	162,042	$0.00	$0.00

(1)	We have a right of repurchase as to any unvested shares upon optionee’s termination of employment at its original exercise price.

(2)	Calculated on the basis of the fair market value of the underlying securities as of December 31, 2002 of $1.80 per share, as reported as the closing price of our common stock on the Nasdaq National Market, less the aggregate exercise price.

(3)	Value of Unexercised in-the-Money Options is calculated by multiplying the difference between the market value (closing market price) and exercise price at fiscal year end by the number of options held at fiscal year end.

(4)	Includes all shares underlying the option, or portion of the option, exercised, without deducting shares withheld to satisfy tax obligations sold to pay the exercise price, or otherwise disposed of.

(5)	Calculated by multiplying the difference between the market value (closing market price) at the exercise date and the exercise price by the number of shares acquired upon exercise.

      No compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year was paid pursuant to a long-term incentive plan during fiscal 2001 to any persons named in the Summary Compensation Table. We do not have any defined benefit or actuarial plan under which benefits are determined primarily by final compensation or average final compensation and years of service with any of the persons named in the Summary Compensation Table.

Compensation of Non-Employee Directors

      During 2002, each of our non-employee directors received $1,500 per board meeting and $1,500 per committee meeting held on any non-scheduled board meeting date. Also, each non-employee director was reimbursed for reasonable expenses. The non-employee directors are eligible to receive option grants pursuant to our 1997 Stock Option Plan.

      Options granted to non-employee directors are not intended to qualify as incentive stock options under the Internal Revenue Code. Commencing Fiscal 2003, each non-employee director of the Company will be paid an annual retainer of $15,000, plus a fee of $1,500 per board or committee meeting attended, and will be issued such number of shares of restricted common stock at each annual meeting date of our stockholders equal to the fair market value of our stock on such date divided by $10,000. During the year ended December 31, 2002, options to purchase 41,000 shares of our common stock were granted to each of Messrs. Chen and Chang.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These persons are required by

Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms that they file.

      Based solely on our review of the forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and persons who beneficially own more than 10% of our common stock were complied with in fiscal 2002.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

      On November 22, 2002, the Board of Directors, on the recommendation of the Compensation Committee, adopted a second form of standard stock option agreement for use in connection with grants of stock options made to employees pursuant to our 1997 Stock Option Plan. This form of standard agreement provides that in the event of a “change in control,” as defined therein, and termination of employment or resignation for “good reason” as defined therein, of the individual’s employment, within twelve months after the change in control, the vesting and exercisability of the option will accelerate such that the option will become immediately exercisable and vested in full as of the date of termination or resignation. Options granted to all of our employees during 2002, including options granted to our executive officers and directors, include these provisions which provide for acceleration in full upon a change of control event in which the employee is terminated or constructively dismissed within 12 months after the change in control. Options granted to our directors accelerate in full upon the change in control event, whether or not there is a termination of their service to the Company. All options so accelerated remain exercisable for the earlier of the term of the option or six months after the effective date of the termination. On November 22, 2002, our executive officers, Messrs. Young, Zhang, Tatzin and Liu were granted stock options for 126,000, 108,000, 72000, and 90,000 shares respectively, under our 1997 Stock Option Plan and subject to a stock option agreement that includes this acceleration provision. On November 22, 2002, our outside directors, Messrs. Chen and Chang were granted stock options for 36,000, and 36,000 shares respectively, under our 1997 Stock Option Plan and subject to a stock option agreement that includes the acceleration provision.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      During fiscal year 2002, the Compensation Committee was comprised of David C. Chang, Jesse Chen, and B. J. Moore, each a non-employee member of the board of directors. Mr. Moore resigned from the board and from the Compensation Committee on February 4, 2003. The Compensation Committee is responsible for setting and monitoring policies governing compensation of executive officers. The Compensation Committee reviews the performance and compensation levels for executive officers and sets salary and bonus levels and option grants under our 1997 Stock Option Plan. The objectives of the Committee are to correlate executive compensation with our business objectives and performance, and to enable us to attract, retain and reward executive officers who contribute to our long-term success.

      As the industry in which the Company operates can be extremely competitive, the Compensation Committee believes that the compensation programs for executive officers should be designed to retain and motivate talented executives responsible for the success of the Company, and should be determined within the competitive environment within which the Company is situated and based on the achievement of business objectives, individual contribution, and financial performance. The Committee’s goals are to provide a total compensation package that considers the compensation practices of companies with which the Company competes for executive officers, provides variable compensation that is linked to achievement of financial, division, and individual performance goals, and aligns the interests of the executive officers with those of the company by providing them with an equity stake in the Company. The components of the Company’s compensation policies for executive officers consists of base salary and benefits, bonuses and long-term stock option inventives.

Salary

      The Compensation Committee annually assesses the performance and sets the salary of the Company’s president and chief executive officer, Morris S. Young, and the Company’s other executive officers. At the beginning and midpoint of the fiscal year, base salaries were established by the board of directors based on competitive compensation data, top executive’s job responsibilities, experience, individual performance and contributions to the business. No specific formula was applied to determine the weight of each factor.

      The board’s decision with regard to Dr. Young’s compensation as president and chief executive officer was based on compensation paid to presidents and chief executive officers of comparably sized companies. In addition, the Compensation Committee considers certain incentive objectives based on the Company’s performance as it relates to revenue levels and earnings per share levels.

      In determining the salaries for the Company’s other executive officers,the Compensation Committee reviews recommendations from Dr. Young, which includes information from salary surveys, performance evaluations and the financial condition of the Company. The Compensation Committee also establishes both financial and operational-based objectives and goals in determining executive officer salaries. These goals and objectives include sales and spending forecasts for the upcoming year and published executive compensation literature for comparably sized companies.

      For more information regarding the compensation and employment arrangements of Dr. Young and other executive officers, see “EXECUTIVE COMPENSATION AND OTHER MATTERS.”

Bonuses

      Incentive bonuses are intended to reflect the board’s belief that a significant portion of the compensation of each executive officer should be contingent on the performance of the Company, as well as the individual contribution of each executive officer. In consultation with the chief executive officer, the Compensation Committee semi-annually determines the total amount of cash bonuses available for executive officers and certain other management employees. For fiscal 2002, bonus awards were contingent on the Company’s attainment of revenue and operating profit targets, set by the Compensation Committee in consultation with the chief executive officer. Additionally, awards may be weighted so that executives would receive proportionately higher awards when performance targets are met and proportionately smaller awards when performance targets are not met.

Stock Options

      The Compensation Committee believes that employee equity ownership provides significant motivation to executive officers to maximize value for our stockholders and, therefore, periodically grants stock options under our stock option plan. Stock options are granted at the current market price and will only have value if our stock price increases over the exercise price. It is the belief of the board that stock options directly motivate an executive to maximize long-term stockholder value.

      The Compensation Committee determines the size and frequency of option grants for executive officers, after consideration of recommendations from the chief executive officer. Recommendations for options are based upon the relative position and responsibilities of each executive officer, previous and expected contributions of each officer to the Company and previous option grants to each executive officer.

Compensation of Chief Executive Officer

      Morris S. Young has served as the Company’s president and chief executive officer since 1989. Early in 2003, the Compensation Committee reviewed Dr. Young’s performance with regard to performance objectives set by the board of directors in 2002, weighted among specific personal and corporate objectives, in determining his eligibility for bonus compensation. Dr. Young did not receive a bonus for fiscal 2002. The board of directors granted Dr. Young options to purchase 126,000 shares of AXT’s common stock based on attainment of predetermined financial and other corporate goals.

Section 162(m) of the Internal Revenue Code

      The Company has considered the provisions of Section 162(m) of the Internal Revenue Code and related Treasury Department regulations which restrict deductibility of executive compensation paid to the Company’s chief executive officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under the statute or regulations. Income from options granted under the 1997 Option Plan would generally qualify for an exemption from these restrictions so long as the options are granted by a committee whose members are non-employee directors. The Company expects that the compensation committee will generally be comprised of non-employee directors, and that to the extent such committee is not so constituted for any period of time, the options granted during such period will not be likely to result in compensation exceeding $1,000,000 in any year.

Respectfully submitted by the Compensation Committee

David C. Chang
Jesse Chen
B.J. Moore

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee oversees the quality of our financial statements and our financial reporting process on behalf of the board of directors. Management is responsible for the financial statements and the reporting process, including internal control systems. PricewaterhouseCoopers LLP is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles. The primary functions of the Audit Committee include: (i) reviewing and reporting to the Board on financial reports and financial information to be disclosed by the Company and the Company’s compliance with legal and regulatory requirements; (ii) reviewing the qualifications, independence and performance, and approving the terms of engagement, of the Company’s independent auditors; and (iii) reviewing the performance of the Company’s internal audit function. Consistent with this role, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s financial policies, procedures and practices at all levels within the Company.

      The Audit Committee consists of three directors, each of whom, in the judgment of the board, is an “independent director” as defined in the current listing standards for The Nasdaq Stock Market. The audit committee acts pursuant to a written charter that has been adopted by the board of directors. The Audit Committee Charter is attached to this proxy statement as Appendix A.

      The Committee has discussed and reviewed with the auditors all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has met with PricewaterhouseCoopers LLP, with and without management present, to discuss the overall scope of PricewaterhouseCoopers LLP’s audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of its financial reporting.

      The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, including a review of both audit and non-audit fees, and satisfied itself as to the auditors’ independence.

      Based on the review and discussions referred to above, the committee recommended to the board of directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

Respectfully submitted by the Audit Committee

David C. Chang
Jesse Chen
B.J. Moore

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Since January 2002, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $60,000, and in which any director, executive officer or holder of more than 5% of any class of our voting securities or members of that person’s immediate family had or will have a direct or indirect material interest other than the transactions described below.

      The Company entered into an operating lease for warehouse space in Fremont, CA with 4160 Business Center, LLC, a real estate holding company, of which Davis Zhang, the president of our substrate division, is the sole shareholder. Lease payments to 4160 Business Center, LLC were approximately $484,000 for the year ended December 31, 2002.

COMPARISON OF STOCKHOLDER RETURN

      Set forth below is a line graph comparing the annual percentage change in the cumulative total return to the stockholders of the Company on our common stock with the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Electronic Components Index for the period commencing May 20, 1998, and ending December 31, 2002.

Comparison of Cumulative Total Return From May 20, 1998 to December 31, 2002:

AXT, Inc., Nasdaq Stock Market and Nasdaq Electronic Components

	05/1998	12/1998	12/1999	12/2000	12/2001	12/2002

(BOX LINE) AXT, Inc.	100.0	83.4	159.4	302.3	131.9	16.5
(STAR LINE) Nasdaq Stock Market (US Companies)	100.0	124.9	231.7	139.5	110.7	76.5
(TRIANGLE LINE) Nasdaq Electronic Components SIC 360 – 3679 US & Foreign	100.0	147.7	274.8	225.8	153.9	82.4

(1)	Assumes that $100.00 was invested in our common stock and in each index on May 20, 1998, and that all dividends have been reinvested. No cash dividends have been declared on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

      The information contained above under the captions “Report of the Compensation Committee on Executive Compensation,” “Report of the Audit Committee of the Board of Directors,” and “Comparison of Stockholder Return” shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filing.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

      Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included our proxy materials for the 2004 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than January 21, 2004. Stockholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Secretary at our principal executive offices, not later than January 21, 2004.

TRANSACTION OF OTHER BUSINESS

      At the date of this proxy statement, the only business which the board of directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By order of the board of directors

DONALD L. TATZIN
Senior Vice President, Chief
Financial Officer and Secretary

May 20, 2003

Appendix A

AXT, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS

1.     Statement of Policy

      This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of AXT, Inc. (the “Company”).

      The primary functions of the Committee are to assist the Board in fulfilling its oversight responsibilities with respect to the Company. These functions include: (i) reviewing and reporting to the Board on financial reports and financial information to be disclosed by the Company and the Company’s compliance with legal and regulatory requirements; (ii) reviewing the qualifications, independence and performance, and approving the terms of engagement, of the Company’s independent auditors; and (iii) reviewing the performance of the Company’s internal audit function. Consistent with this role, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s financial policies, procedures and practices at all levels within the Company. In performing these functions, the Committee shall:

Retain the independent auditors of the Company, evaluate their independence, qualifications and performance, and approve the terms of engagement of the independent auditors for audit services and non-audit services.

Establish and observe complaint procedures regarding accounting, internal auditing controls or auditing matters.

      The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter and to compensate its advisors. The Committee, at its discretion, has the authority to initiate special investigations, and, if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Committee, to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

2.     Organization and Membership Requirements

      The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall satisfy the independence and experience requirements of NASDAQ. In addition, the Committee shall not include any member who:

•	accepts any consulting, advisory, or other compensatory fee from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board, or

•	is an affiliated person of the Company or any subsidiary of the Company.

      Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities. At least one member shall be a financial expert as determined in accordance with the rules and regulations of the Securities and Exchange Commission and NASDAQ. No Committee member shall simultaneously serve on the audit committee of more than three public companies.

      The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board on the recommendation of the Nominating and Corporate Governance Committee. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

3.     Meetings

      The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may form and delegate authority to subcommittees when appropriate, or to one or more members of the Committee. The Committee shall meet with management, internal auditors and the independent auditor in separate executive sessions as appropriate, but at least quarterly. The Committee shall meet with the independent auditor and management on a quarterly basis to review the Company’s financial statements and financial reports. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

4.     Committee Authority and Responsibilities

      4.1 Oversight of the Company’s Independent Auditor

      The Committee shall be directly and solely responsible for the engagement and oversight of any independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work. Each independent auditor shall report directly to the Committee. The Committee shall:

(a) Obtain periodically from the independent auditor a formal written statement of the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, and, in particular, describing all relationships between the auditor and the Company, and discuss with the auditor any disclosed relationships or services that may impact auditor objectivity and independence.

(b) Adopt a policy assuring the rotation, as required by law, of the lead audit partner every five years, assess the firm independence, and report to the Board on its conclusions.

(c) Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement.

(d) Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

(e) Approve as necessary the termination of the engagement of the independent auditor and select a replacement independent auditor.

(f) Establish policies for the hiring of employees or former employees of the independent auditor, taking into account the impact of such policies on auditor independence.

(g) Review any auditing or accounting issues presented by the independent auditor and any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the independent auditors.

(h) Review with the independent auditors on a quarterly basis the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principals that the independent auditor have discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors.

(i) Discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s polices and procedures to assess, monitor, and manage business risk and legal and ethical compliance programs.

(j) Meet separately on a periodic basis with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting the attention of the Committee. Provide sufficient opportunity for the internal auditors and independent auditors to meet privately with the members of the Committee. Review with the independent auditor any audit problems or difficulties and the response of management.

      4.2 Review of Financial Reporting, Policies and Processes

      To fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

(a) Review and discuss with management and the independent auditors the Company’s annual audited financial statements, any certification, report, opinion or review rendered by the independent auditors, and recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

(b) Review and discuss earnings press releases and other information provided to analysts and rating agencies, including “pro forma” or adjusted financial information.

(c) Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of each of the Company’s quarterly report on Form 10-Q.

(d) Review annually with management its assessment of the Company’s internal controls and procedures for financial reporting (“Internal Controls”), and review annually with the independent auditor the attestation to and report on, the assessment made by management, and consider whether any changes to the Internal Controls are appropriate in light of management’s assessment or the independent auditor’s report.

(e) Review quarterly with management its evaluation of the Company’s procedures and controls (“Disclosure Controls”) designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within the time periods specified by the Securities and Exchange Commission for the filing of such reports, and consider whether any changes are appropriate in light of management’s evaluation of effectiveness.

(f) Review and discuss with management and the independent auditors any off-balance sheet transactions or structures and their effect on the Company’s financial results and operations.

(g) Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

      4.3 Risk Management, Related Party Transactions, Legal Compliance and Ethics

      To further fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

(a) Review with the principal executive and financial officers of the Company any report on significant deficiencies in the design or operation of the Internal Controls which could adversely affect the Company’s ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.

(b) Review and approve all related-party transactions after reviewing each such transaction for potential conflicts of interests and other improprieties.

(c) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential,

anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

(d) Adopt a Code of Ethics for senior financial officers and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Ethics. Review conduct alleged to be in violation of such Code of Ethics and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct. Take such actions, including review of conduct alleged to be in violation of the Company’s Code of Business Conduct and Ethics, and adoption of remedial, disciplinary, or other measures with regard to such actions, as may be necessary or appropriate under the Code of Business Conduct and Ethics.

(e) Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

(f) Review management’s monitoring of compliance with the Foreign Corrupt Practices Act.

(g) Discuss guidelines and policies to govern the process by which risk assessment and management is undertaken and handled. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

(h) Review with the Company’s legal counsel and accounting advisors and report to the Board on legal compliance matters, including insider trading policies and disclosure of insider and related-party transactions. Meet with legal counsel and discuss any report provided by such counsel concerning evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Company or any agent, and adopt, as necessary, appropriate remedial measures or sanctions with respect to the violation.

(i) Prepare the Committee’s report required by the rules of the Securities Exchange Commission to be included in the Company’s annual proxy statement.

AXT, INC.
Proxy for 2003 Annual Meeting of Stockholders
Solicited by the Board of Directors

     The undersigned hereby constitutes and appoints Morris S. Young and Donald L. Tatzin, and each of them, as his or her true and lawful agents and proxies with full power of substitution to represent the undersigned and to vote all of the shares of stock in AXT, Inc. which the undersigned is entitled to vote at the 2003 annual meeting of stockholders to be held at 4281 Technology Drive, Fremont, California on June 24, 2003 at 10:00 a.m. Pacific Daylight Time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in AXT’s proxy statement, receipt of which is hereby acknowledged and (2) in their discretion upon such other matters as may properly come before the meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

     A vote FOR the following proposals is recommended by the board of directors:

1.	Election of directors listed below.

Nominees: Jesse Chen and Donald L. Tatzin

☐	FOR	☐	WITHHELD
☐
INSTRUCTION: To withhold authority to vote for any nominee, mark the above box and list the name(s) of the nominee(s) in the space provided.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as AXT’s independent auditors for the fiscal year ending December 31, 2003.

☐ FOR	☐ WITHHELD	☐ ABSTAIN

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

          This proxy when properly executed will be voted in the manner directed herein. If no direction is made, such shares shall be voted FOR the Company’s nominees for election to the board of directors, and for ratification of PricewaterhouseCoopers LLP, or as said proxies deem advisable on such other matters as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AXT, INC.

Dated	, 2003

(Be sure to date Proxy)

Signatures(s)

Print Name(s)

     Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

     Even if you are planning to attend the meeting in person, you are urged to sign and mail the proxy in the return envelope so that your stock may be represented at the meeting.